UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act

                               June 18, 2001
                               -------------
                              Date of Report
                    (Date of earliest event reported)


                Computer Automation Systems, Inc.
                ---------------------------------
            (Exact name of registrant as specified in its charter)


Nevada                              0-27419                  75-2749166
------                              -------                  ----------
(State or other            (Commission File Number)         (IRS Employer
jurisdiction of                                           Identification No.)


                        1825 East Plano Parkway, Suite #200
                             Plano, Texas 75074
                       -------------------------------------
                   (Address of Principal Executive Offices)


                                (972) 578-3128
                                --------------
                        (Registrant's Telephone Number)

                                     N/A
                                --------------
          (Former Name or Former Address if changed Since Last Report)

Item 1.     Changes in Control of Registrant.
            ---------------------------------

            None, not applicable.

Item 2.     Acquisition or Disposition of Assets.
            -------------------------------------

            None, not applicable.




Item 3.     Bankruptcy or Receivership.
            ---------------------------

            None, not applicable.

Item 4.     Changes in Registrant's Certifying Accountant.
            ----------------------------------------------

            King, Griffin & Adamson, P.C., Certified Public Accountants, of Dallas, Texas, audited the financial statements of the Registrant for the calendar years ended December 31, 2000, and 1999; these financial statements accompanied the Registrant's Annual Report on Form 10-KSB, which was previously filed with the Securities and Exchange Commission and which is incorporated herein by reference.

            On June 18, 2001, the Board of Directors of the Registrant unanimously resolved to engage Malone & Baily PLLC, Certified Public Accountants, of Houston, Texas, to audit the Registrant's financial statements for the calendar year ended December 31, 2001, and review the Registrant's financial statements for the quarters ended March 31, June 30, 2001 and September 30, 2001.

            There were no disagreements between the Registrant and King, Griffin & Adamson P.C., whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

            The report of King, Griffin & Adamson P.C. did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

            During the Registrant's two most recent calendar years, and since then, neither King Griffin & Adamson P.C. nor Malone & Baily PLLC has advised the Registrant that any of the following exists or is applicable:

            (1) That the internal controls necessary for the Registrant to develop reliable financial statements do not exist, that information has come to their attention that has led them to no longer be able to rely on management's representations, or that has made them unwilling to be associated with the financial statements prepared by management;

            (2) That the Registrant needs to expand significantly the scope of its audit, or that information has come to their attention that if further investigated may materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements or any other financial presentation, or cause them to be unwilling to rely on management's representations or be associated with the Registrant's financial statements for the foregoing reasons or any other reason; or

            (3) That they have advised the Registrant that information has come to their attention that they have concluded materially impacts the fairness or reliability of either a previously issued audit report or the underlying financial statements for the foregoing reasons or any other reason.

          During the Registrant's two most recent calendar years and since then, the Registrant has not consulted Malone & Baily PLLC regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements or any other financial presentation whatsoever.

          The Registrant has provided King, Griffin & Adamson P.C. with a copy of the disclosure provided under this caption of this Report, and has advised it to provide the Registrant with a letter addressed to the Securities and Exchange Commission as to whether it agrees or disagrees with the disclosures made herein. A copy of its response is attached hereto and incorporated herein by this reference. See Item 7 of this Report.

Item 5.     Other Events.
            ---------------------

            None; not applicable.

Item 6.     Resignations of Directors and Executive Officers.
            -------------------------------------------------

            None, not applicable.

Item 7.     Financial Statements and Exhibits.

            (a) Financial Statements of Businesses Acquired.

            None, not applicable.

            (b) Pro Forma Financial Information.

            None, not applicable.

            (c)  Exhibits.


     Description of Exhibit              Exhibit Number
     ----------------------              --------------

     Letter on change in certifying       16
     accountants

Item 8.     Change in Fiscal Year.
            ----------------------

            None, not applicable.

                             SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  COMPUTER AUTOMATION SYSTEMS, INC.


          Dated: 06-25-2001                 By: /s/ Michael E. Cherry
                 ----------                  --------------------
                                             Michael E. Cherry, Chief
                                             Executive Officer and Director